Exhibit 10.8

Portions of this exhibit have been omitted pursuant to Item 601 (b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SOCIALIST REPUBLIC OF VIETNAM

Independence - Freedom - Happiness

APPENDIX 03

(Amending the Factory Lease Agreement: 242/2022/HDTNX/VHIZ-VF dated February 24, 2022 and Appendix 02 dated February 28, 2022)

This Appendix 03 is entered into on March 29, 2022 by and between:

I.	The Lessee: VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Head office address:	Dinh Vu – Cat Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam

Enterprise code:	[***]

The representative:	[***]

Title:	[***]

And:

II.	The Lessor: VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY

Head office address:	No. 7, Bang Lang 1 Street, Vinhomes Riverside Eco-Urban Area, Viet Hung Ward, Long Bien District, Hanoi City, Vietnam

Enterprise code:	[***]

The representative:	[***]

Title:	[***]

The Lessee and the Lessor shall be collectively referred to as the “Parties” and individually referred to as a “Party”

Whereas, the Parties entered into the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF dated February 24, 2022 and Appendix 02 dated February 28, 2022. The Parties have discussed and agreed to adjust the preferential rental price for the Lessee and revise the total rental area (m2) as follows:

1.	Adjusting the second bullet point, Clause 3.1 of Article 3 of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF as follows:

-

The Lessor will apply a preferential rental price for the Lessee as follows: (i) for the first [***] years, equal to [***]% of the Reference Price; (ii) for the next [***] years, equal to [***]% of the Reference Price; and (iii) for the following years, equal to the rental price on the market.

2.	Effectiveness

-

This Appendix 03 takes effect from the date the Parties enter into [this Appendix 03] and is an integral part of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF and Appendix 02 dated February 28, 2022.

-

Except for the above amended and supplemented contents, other provisions of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF and Appendix 02 dated February 28, 2022 remain effective and unchanged. In case there is any conflict between the provisions of this Appendix 03 and the provisions of the Factory Lease Agreement No. 242/2022/HDTNX/VHIZ-VF and Appendix 02 dated February 28, 2022, the provisions of this Appendix 03 shall prevail.

-	This Appendix 03 will be made into 04 (four) originals with equal validity, each Party shall keep 2 (two) originals for implementation.

The representative VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY	The representative VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY

[signed and sealed]	[signed and sealed]
Full name: [***] Title: [***]	Full name: [***] Title: [***]

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